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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07318


                         Pioneer International Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2002 through November 30, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.


                                     PIONEER
                            ------------------------
                                  INTERNATIONAL
                                      VALUE
                                      FUND

                                     Annual
                                     Report

                                    11/30/03

                          [LOGO] Pioneer
                                 Investments(R)

 Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                              1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    7

Schedule of Investments                           10

Financial Statements                              20

Notes to Financial Statements                     28

Report of Independent Auditors                    36

Trustees, Officers and Service Providers          37

Programs and Services for Pioneer Shareowners     44

Pioneer International Value Fund

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 11/30/03
--------------------------------------------------------------------------------

 Dear Shareowner,
--------------------------------------------------------------------------------
The stock market rally that began last spring was still intact near year-end, as signs of an economic recovery accumulated. Gross domestic product, a tally of all goods and services produced in the United States, expanded sharply in the third quarter, thanks to increased personal consumption, housing and business spending, low short-term interest rates and lower taxes on individuals. Most major market indicators showed solid year-to-date gains in mid-December, with the NASDAQ Composite recording the sharpest rise, as investors sensed a renewal of corporate technology spending after a long drought. Favorable economic news included a burst of new manufacturing activity and welcome, if sluggish, job creation. Meanwhile investors kept a wary eye on the news, as U.S. troops came under daily fire in Iraq and tensions remained high elsewhere.

As the economic recovery gathered momentum, fixed-income investors who had sought safety in U.S. Treasury issues grew less risk-averse. As a result, corporate bonds moved broadly higher while the Treasury bond rally stalled. Some of the biggest gains were recorded among lower-rated, high-yield bonds whose issuers often depend on a strong economy to boost earnings. Bonds in emerging and developed markets also did well, as economies stabilized and currencies, notably the euro, rose against the slumping U.S. dollar.

Stocks and bonds, bonds and stocks

Over the past few years, investor sentiment has swung from stocks to bonds and back again, from U.S. government-backed issues to corporate and international bonds. Each sector has spent time in the spotlight and time backstage, delivering periods of stronger or weaker performance relative to one another.

With sectors frequently moving in and out of favor, you can increase your chances of holding investments that are performing well by owning several kinds of securities, not just one or two. Through a process called asset allocation, you can create an investment mix that reflects your needs, taking into account such factors as your age, your financial goals and their timing and, of course, your comfort level where risk is concerned.

Asset allocation is only one area in which a qualified investment professional can serve you well. Ask your advisor to review how shifting markets may have affected your asset allocation recently. And if you've never thought about asset allocation before, now is the best time to start.

Like everyone at Pioneer, I appreciate your continued confidence in our products and services.



Respectfuly,

/s/ Osbert M. Hood
------------------
Osbert M. Hood
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Value Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/03
--------------------------------------------------------------------------------

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESETNTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                      25.7%
Health Care                     12.1%
Consumer Discretionary          11.6%
Industrials                      9.6%
Telecommunication Services       9.2%
Energy                           8.0%
Information Technology           7.9%
Consumer Staples                 7.4%
Materials                        6.0%
Utilities                        2.5%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESETNTED AS A BAR CHART IN THE PRINTED MATERIAL]

United Kingdom   27.4%       Australia       2.4%
Japan            17.6%       South Korea     2.3%
France           12.9%       Finland         1.6%
Switzerland       9.5%       Ireland         1.5%
Germany           8.5%       Sweden          1.3%
Netherlands       4.6%       Hong Kong       1.1%
Italy             2.9%       Taiwan          1.0%
Spain             2.7%       Other (individually less than 1%) 2.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

  1.    Vodafone Group Plc               3.80%
  2.    HSBC Holdings                    3.31
  3.    Total SA                         2.46
  4.    BNP Paribas SA                   2.12
  5.    GlaxoSmithKline Plc              2.06
  6.    Novartis AG                      2.06
  7.    Royal Bank of Scotland Group     2.05
  8.    Nestle SA (Registered Shares)    1.93
  9.    Roche Holdings AG                1.90
 10.    Shell Transport & Trading Co.    1.89

*This list excludes temporary cash and derivative investments. Fund holdings will vary for other periods.

Pioneer International Value Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/03                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 11/30/03     11/30/02
                          $13.72       $11.86


                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(12/1/02 - 11/30/03)      Income       Capital Gains   Capital Gains
                          $   -        $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

Average Annual Total Returns
(As of November 30, 2003)

              Net Asset    Public Offering
Period          Value          Price*
10 Years        0.27%          -0.33%
5 Years        -4.02           -5.15
1 Year         15.68            9.06

   All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period.

[BEGINNING MOUNTAIN CHART]

Value of $10,000 Investment

           Pioneer International          MSCI ACWF
                Value Fund*             ex U.S. Index
11/93            $ 9425                     $10000
                 $10368                     $11522
11/95            $10763                     $12156
                 $11990                     $13639
11/97            $13097                     $13600
                 $11878                     $15221
11/99            $14820                     $18817
                 $12527                     $16924
11/01            $ 9380                     $13911
                 $ 8364                     $12425
11/03            $ 9676                     $15796

[END MOUNTAIN CHART]

The MSCI All Country World Free Index, excluding the United States, is composed of 46 markets: 21 developed and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.

Pioneer International Value Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/03                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 11/30/03     11/30/02
                          $12.86       $11.25


                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(12/1/02 - 11/30/03)      Income       Capital Gains   Capital Gains
                          $   -        $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

Average Annual Total Returns
(As of November 30, 2003)

                       If          If
Period                Held      Redeemed*
Life-of-Class
(4/4/94)             -1.39%       -1.39%
5 Years              -5.00        -5.19
1 Year               14.31        10.31

  All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period. The maximum CDSC of 4% declines over six years.

[BEGINNING MOUNTAIN CHART]

Value of $10,000 Investment

          Pioneer International           MSCI ACWF
               Value Fund*              ex U.S. Index
4/94             $10000                     $10000
                 $ 9803                     $10087
11/95            $10102                     $10642
                 $11157                     $11940
11/97            $12093                     $11906
                 $10877                     $13325
11/99            $13456                     $16473
                 $11270                     $14816
11/01            $ 8351                     $12178
                 $ 7363                     $10877
11/03            $ 8417                     $13828

[END MOUNTAIN CHART]

Index comparison begins April 30, 1994. The MSCI All Country World Free Index, excluding the United States, is composed of 46 markets: 21 developed and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.-

Pioneer International Value Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/03                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 11/30/03     11/30/02
                          $12.71       $11.11


                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(12/1/02 - 11/30/03)      Income       Capital Gains   Capital Gains
                          $   -        $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

Average Annual Total Returns
(As of November 30, 2003)

                    Net Asset    Public Offering
Period                Value        Price/CDSC*
Life-of-Class
(1/31/96)            -3.19%          -3.32%
5 Years              -5.05           -5.24
1 Year               14.40           13.28

  All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the 1% sales charge at the beginning of the period. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[BEGINNING MOUNTAIN CHART]

Value of $10,000 Investment

          Pioneer International           MSCI ACWF
               Value Fund*              ex U.S. Index
1/96              $ 9900                    $10000
                  $10171                    $10646
11/97             $11030                    $10616
                  $ 9977                    $11881
11/99             $12340                    $14688
                  $10317                    $13211
11/01             $ 7617                    $10859
                  $ 6711                    $ 9699
11/03             $ 7677                    $12330

[END MOUNTAIN CHART]

The MSCI All Country World Free Index, excluding the United States, is composed of 46 markets: 21 developed and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.

Pioneer International Value Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/03                                       CLASS R SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 11/30/03     4/1/03***
                          $13.76       $10.54


                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(4/1/03 - 11/30/03)       Income       Capital Gains   Capital Gains
                          $   -        $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

Average Annual Total Returns
(As of November 30, 2003)

                   If          If
Period            Held      Redeemed*
 10 Years**       0.13%        0.13%
 5 Years         -3.94        -3.94
 1 Year          16.02        15.02

   All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of 1% CDSC. Shares sold within 18 months of purchase maybe be subject to CDSC.

[BEGINNING MOUNTAIN CHART]

Value of $10,000 Investment+

          Pioneer International           MSCI ACWF
               Value Fund*              ex U.S. Index
11/93             $10000                    $10000
                  $10913                    $11522
11/95             $11333                    $12156
                  $12599                    $13639
11/97             $13667                    $13600
                  $12386                    $15221
11/99             $15486                    $18817
                  $13078                    $16924
11/01             $ 9794                    $13911
                  $ 8733                    $12425
11/03             $10133                    $15796

[END MOUNTAIN CHART]

 ** Class R shares have no front-end load, may be subject to a back-end load and are available to certain retirement plans. The performance of Class R shares for the period prior to the public offering of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. You do not pay a sales charge on purchases of Class R shares, but will pay a CDSC if you sell your shares within 18 months of purchase, unless you qualify for a waiver.
***  Class R shares were first publicly offered on April 1, 2003.
  + The MSCI All Country World Free Index, excluding the United States, is composed of 46 markets: 21 developed and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Value Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/03
--------------------------------------------------------------------------------

The awakenings of a global recovery and improving investor sentiment sent international markets sharply higher during Pioneer International Value Fund's fiscal year ended November 30, 2003. Stocks of companies that languished during 2002 and the first half of 2003 - especially those that tended to be of lower quality - saw the greatest gain during the 12 months. In this report, Stefano Pregnolato, a member of the Fund's management team, reviews the recovery in international markets and his outlook for 2004.

Q: Did international investing prove to be a successful strategy during the year ended November 30, 2003?

A: Very much so, particularly in the second half of the Fund's fiscal year when improving corporate earnings and economic growth overcame investors' earlier concerns about tensions in the Middle East. The greatest improvement came in companies and stock markets that had suffered disproportionately during the multi-year correction. In general, European and Asian stocks outperformed their U.S. counterparts, which had, in turn, outperformed in the preceding slower-growth environment.

     The Fund turned in strong double-digit performance for its fiscal year. However, given its focus on high-quality companies, it did underperform in a rally that prized the downtrodden, higher-risk or cyclical stocks that investors perceived as being relatively undervalued. For the 12 months ended November 30, 2003, the Fund's Class A shares rose 15.68% at net asset value. In comparison, the Fund's benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index excluding the United States, posted a return of 27.13% for the same period. While the Fund's more conservative focus accounts for some of its underperformance relative to this Index, differences in composition account for much of the Fund's underperformance.

Q:   Could you expand on some of these differences?

A: We attribute the Fund's underperformance relative to its benchmark to three main factors. First, we limited the Fund's exposure to the highly cyclical materials sector by choosing not to invest in the chemical industry. Unfortunately, chemical stocks turned out to be one of the best performing sectors for the 12 months ended November 30, 2003. Instead, the Fund's materials exposure remained composed of industrial stocks, which we'd overweighted

Pioneer International Value Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/03                             (continued)
--------------------------------------------------------------------------------

     relative to the benchmark. This proved to be a good decision, but not sufficient to overcome the dampening effect that the absence of chemical stocks had on the portfolio. Siemens (Germany) and Saint Gobain (France) exemplify our strategy here.

     Secondly, the Fund had a greater-than-benchmark exposure to the health care sector, through the pharmaceutical and biotechnology sectors, which despite turning in positive double-digit performance during the second half of the fiscal year represented one of the poorer performing sectors for the entire year. We believe discussions about drug pricing, particularly in the United States, and uncertainty about the future pipeline of blockbuster drugs throughout the industry contributed to the underperformance of the sector in general.

     Finally, the Fund's exposure to the technology sector underperformed the general market, because of the underperformance of its largest holding Nokia (Finland). This company lagged many of its peers in the technology sector, because it had appreciated considerably in preceding months and did not experience the same degree of price appreciation as other technology stocks that investors perceived as being undervalued. Much like the tortoise and hare fable, however, we believe that while other technology companies may demonstrate bursts of growth, Nokia has the potential to provide relatively steadier growth more consistently over the long haul.

Q:   Did the euro remain strong throughout the fiscal year?

A: Yes. The euro appreciated 21% in value against the dollar for the year ended November 30. Interest rates in the United States are lower than rates in Europe and other key trading partners. This imbalance increases demand for foreign currencies relative to the U.S. dollar. The euro has been a popular destination for currency investors, given its safe-haven status and the European Central Bank's (ECB) disposition to keep their interest rates higher compared to other developed nations to minimize the risk of inflation. We believe it's unlikely the euro-dollar interest rate differential will disappear in the near term, because the Federal Reserve Board is intent on keeping short-term interest rates low to foster growth and employment.

     This situation is problematic for European exporters, because their products become more expensive for U.S. buyers. For our shareholders, however, the dollar-based returns become more attractive when the Fund's returns are converted back into the weaker U.S. dollar.

Pioneer International Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   Did financial and insurance stocks contribute to performance?

A: Both of these sectors contributed positively. The upswing in stock markets has been favorable for diversified banks and financial services companies. Collins Stewart (United Kingdom), Nomura Securities (Japan) and Societe General (France) performed well, particularly in the second half of the fiscal year.

     After turning in disappointing performance during the first half of the reporting period, insurance stocks did recover during the rally. Investments in Riunione Adriatica di Sicurta (Italy) and Millea (Japan) performed well. However, the Fund's exposure to insurance stocks remains below that of the benchmark's weighting. This positioning proved to be a good thing, since the sector turned in poor performance in earlier periods, as we mentioned to you in the semiannual report, although not enough to offset weak results during the first half of the fiscal year. In addition, successful stock picking helped the Fund to sidestep some of the poorer performing companies in the sector.

Q:   Have you positioned the Fund for a potential recovery in 2004?

A: While the Fund is not as defensively positioned as it was six or 12 months ago, we still remain cautious in our outlook. We believe Europe and the Far East (excluding Japan) offer the best opportunity at this time and have positioned assets accordingly. Our outlook for Japan is improving, but we are still limiting investment there until more substantial reforms take place. The weak dollar remains a big concern for Europe's recovery in particular, especially since domestic demand is still sluggish.

     Given the market's recent rally, many stock prices have moved ahead of the underlying companies' next cycle of earnings announcements. With such inflated valuations, we expect to be patient, waiting for price corrections to add strategically to the portfolio's holdings.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Value Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03
--------------------------------------------------------------------------------

  Shares                                                                   Value
              PREFERRED STOCKS - 0.8%
              Media - 0.5%
              Publishing - 0.5%
  88,416      News Corp., Ltd.                                      $    623,618
                                                                    ------------
              Total Media                                           $    623,618
                                                                    ------------
              Automobiles & Components - 0.3%
              Automobile Manufacturers - 0.3%
  23,700      Hyundai Motor Co., Ltd.*                              $    425,872
                                                                    ------------
              Total Automobiles & Components                        $    425,872
              TOTAL PREFERRED STOCKS
              (Cost $603,808)                                       $  1,049,490
                                                                    ------------
              COMMON STOCKS - 98.7%
              Energy - 7.9%
              Integrated Oil & Gas - 4.6%
 306,860      BP Amoco Plc                                          $  2,138,877
  76,900      ENI S.p.A.                                               1,311,731
 375,318      Shell Transport & Trading Co.                            2,372,051
                                                                    ------------
                                                                    $  5,822,659
                                                                    ------------
              Oil & Gas Exploration & Production - 0.9%
 938,000      China Petroleum & Chemical                            $    292,983
 158,000      Tokyo Gas Co., Ltd.                                        541,121
  26,600      Woodside Petroleum, Ltd.*                                  264,665
                                                                    ------------
                                                                    $  1,098,769
                                                                    ------------
              Oil & Gas Refining, Marketing & Transportation - 2.4%
  19,000      Total SA                                              $  3,081,408
                                                                    ------------
              Total Energy                                          $ 10,002,836
                                                                    ------------
              Materials - 6.0%
              Aluminum - 0.3%
  11,700      Hindalco Industries, Ltd.*                            $    317,091
                                                                    ------------
              Commodity Chemicals - 1.4%
  26,400      BASF India, Ltd.                                      $  1,306,628
  20,200      Reliance Industries, Ltd. (144A)*                          489,850
                                                                    ------------
                                                                    $  1,796,478
                                                                    ------------
              Construction Materials - 1.3%
  49,570      CRH Plc                                               $    927,603
   9,000      Lafarge BR                                                 723,869
                                                                    ------------
                                                                    $  1,651,472
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.
10

Pioneer International Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                   Value
              Diversified Chemicals - 0.4%
  45,000      The Daimaru                                           $    237,956
   4,600      Murata Manufacturing Co.                                   260,048
                                                                    ------------
                                                                    $    498,004
                                                                    ------------
              Diversified Metals & Mining - 1.1%
  24,230      Rio Tinto Plc                                         $    579,581
  27,300      Sandvik AB                                                 869,911
                                                                    ------------
                                                                    $  1,449,492
                                                                    ------------
              Paper Packaging - 0.2%
  36,600      Amcor Ltd.                                            $    218,922
                                                                    ------------
              Specialty Chemicals - 0.5%
  16,800      Shin-Etsu Chemical Co., Ltd.*                         $    619,864
                                                                    ------------
              Steel - 0.8%
   2,700      Pohang Iron & Steel Co.*                              $    321,201
  85,870      Broken Hill Proprietary Co., Ltd.                          700,800
                                                                    ------------
                                                                    $  1,022,001
                                                                    ------------
              Total Materials                                       $  7,573,324
                                                                    ------------
              Capital Goods - 5.9%
              Aerospace & Defense - 0.7%
  43,400      European Aeronautic Defense                           $    942,816
                                                                    ------------
              Building Products - 0.3%
  26,900      Daewoo Heavy Industries & Machinery, Ltd.*            $    382,671
                                                                    ------------
              Construction & Engineering - 1.8%
  27,354      Compagnie de Saint Gobain                             $  1,230,470
  34,974      Grupo Dragados SA                                          728,726
 240,000      Singapore Technologies Engineering                         274,302
                                                                    ------------
                                                                    $  2,233,498
                                                                    ------------
              Electrical Components & Equipment - 2.2%
  11,000      Fanuc, Ltd.                                           $    646,970
  33,000      Matsushita Electric Industrial Co., Ltd.                   425,252
  14,500      Pioneer Corp.                                              370,793
  15,300      Schneider Electric SA*                                     954,363
   2,700      SMC Corp.                                                  322,042
                                                                    ------------
                                                                    $  2,719,420
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                                   Value
              Industrial Machinery - 0.9%
  20,000      AB SKF                                                $    732,693
  47,000      Mitsubishi Heavy Industries, Ltd.                          125,339
 240,000      Singapore Telecommunications, Ltd.                         249,239
                                                                    ------------
                                                                    $  1,107,271
                                                                    ------------
              Total Capital Goods                                   $  7,385,676
                                                                    ------------
              Commercial Services & Supplies - 2.9%
              Commercial Printing - 0.4%
  39,000      Dai Nippon Printing Co., Ltd.                         $    537,833
                                                                    ------------
              Diversified Commercial Services - 1.3%
 349,770      Hays Plc                                              $    766,477
  41,400      TNT Post Group N.V.                                        893,906
                                                                    ------------
                                                                    $  1,660,383
                                                                    ------------
              Office Services & Supplies - 1.2%
  18,100      Canon, Inc.                                           $    836,440
  35,000      RICOH Co.                                                  638,659
                                                                    ------------
                                                                    $  1,475,099
                                                                    ------------
              Total Commercial Services & Supplies                  $  3,673,315
                                                                    ------------
              Transportation - 0.8%
              Railroads - 0.5%
     144      East Japan Railway Co.                                $    657,564
                                                                    ------------
              Trucking - 0.3%
  32,000      Yamato Transportation Co., Ltd.                       $    377,004
                                                                    ------------
              Total Transportation                                  $  1,034,568
                                                                    ------------
              Automobiles & Components - 3.4%
              Automobile Manufacturers - 2.9%
  23,000      Bayerische Motoren Werke AG                           $  1,013,369
  20,100      Honda Motor Co., Ltd.                                      822,394
  35,300      Nissan Motor Co., Ltd.                                     403,631
  46,400      Toyota Motor Co.                                         1,394,182
                                                                    ------------
                                                                    $  3,633,576
                                                                    ------------
              Auto Parts & Equipment - 0.5%
  46,000      Bridgestone Corp.                                     $    611,261
                                                                    ------------
              Total Automobiles & Components                        $  4,244,837
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.
12

Pioneer International Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                   Value
              Consumer Durables & Apparel - 1.8%
              Apparel, Accessories & Luxury Goods - 0.6%
  12,300      Fast Retailing Co., Ltd.                              $    725,677
                                                                    ------------
              Housewares & Specialties - 0.4%
  12,600      Sony Corp.*                                           $    437,280
                                                                    ------------
              Leisure Products - 0.2%
   2,700      Nintendo Corp., Ltd.                                  $    233,271
                                                                    ------------
              Photographic Products - 0.6%
  19,000      Fuji Photo Film Co., Ltd.                             $    537,924
  61,000      Sanyo Electric Co., Ltd.                                   272,981
                                                                    ------------
                                                                    $    810,905
                                                                    ------------
              Total Consumer Durables & Apparel                     $  2,207,133
                                                                    ------------
              Hotels, Restaurants & Leisure - 1.7%
              Restaurants - 1.7%
 172,760      Compass Group Plc                                     $  1,043,368
  83,100      GUS Plc                                                  1,083,317
                                                                    ------------
                                                                    $  2,126,685
                                                                    ------------
              Total Hotels, Restaurants & Leisure                   $  2,126,685
                                                                    ------------
              Media - 2.6%
              Advertising - 0.6%
  21,000      Publicis SA                                           $    663,772
                                                                    ------------
              Publishing - 2.0%
 178,500      Reed Elsevier Plc                                     $  1,466,274
  24,300      Vivendi Universal*                                         557,914
  40,800      Wolters Kluwer N.V.                                        619,112
                                                                    ------------
                                                                    $  2,643,300
                                                                    ------------
              Total Media                                           $  3,307,072
                                                                    ------------
              Retailing - 1.3%
              Department Stores - 0.6%
  16,900      Metro AG*                                             $    724,739
                                                                    ------------
              Home Improvement Retail - 0.7%
  73,500      Wolseley Plc                                          $    942,030
                                                                    ------------
              Total Retailing                                       $  1,666,769
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                                   Value
              Food & Drug Retailing - 5.3%
              Food Distributors - 0.4%
  52,000      Ajinomoto Co., Inc.                                     $  557,541
                                                                      ----------
              Food Retail - 4.9%
   8,183      Carrefour Supermarch                                    $  443,091
  62,200      Koninklijke Ahold N.V.*                                    449,165
  10,410      Nestle SA (Registered Shares)                            2,423,087
 443,000      Tesco Plc                                                1,895,784
  15,590      Unilever N.V.                                              935,985
                                                                      ----------
                                                                      $6,147,112
                                                                      ----------
              Total Food & Drug Retailing                             $6,704,653
                                                                      ----------
              Food, Beverage & Tobacco - 1.9%
              Distillers & Vintners - 1.3%
  79,200      Diageo Plc                                              $  990,876
  58,000      Foster's Group, Ltd.                                       184,803
  58,000      KIRIN Brewery Co., Ltd.                                    463,491
                                                                      ----------
                                                                      $1,639,170
                                                                      ----------
              Tobacco - 0.6%
  61,960      British American Tobacco Plc                            $  778,920
                                                                      ----------
              Total Food, Beverage & Tobacco                          $2,418,090
                                                                      ----------
              Household & Personal Products - 0.1%
              Personal Products - 0.1%
  26,000      Lion Corp.*                                             $  140,335
                                                                      ----------
              Total Household & Personal Products                     $  140,335
                                                                      ----------
              Health Care Equipment & Services - 0.5%
              Health Care Equipment - 0.5%
   8,400      Celesio AG*                                             $  382,292
   9,300      Cochlear, Ltd.                                             192,273
                                                                      ----------
                                                                      $  574,565
                                                                      ----------
              Total Health Care Equipment & Services                  $  574,565
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.
14

Pioneer International Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                   Value
              Pharmaceuticals & Biotechnology - 11.5%
              Pharmaceuticals - 11.5%
  50,560      AstraZeneca Plc                                       $  2,295,150
  11,410      Aventis SA                                                 662,993
  10,600      Eisai Co., Ltd.*                                           268,642
  11,000      Fujisawa Pharmaceuticals                                   205,443
 114,710      GlaxoSmithKline Plc                                      2,586,321
  61,060      Novartis                                                 2,582,398
  26,463      Roche Holdings AG                                        2,388,024
  14,700      Sanofi-Synthelabo SA*                                      997,169
  27,370      Schering AG                                              1,377,619
  20,000      Takeda Chemical Industries                                 767,158
  13,700      Yamanouchi Pharmaceutical Co., Ltd.                        394,128
                                                                    ------------
                                                                    $ 14,525,045
                                                                    ------------
              Total Pharmaceuticals & Biotechnology                 $ 14,525,045
                                                                    ------------
              Banks - 13.9%
              Diversified Banks - 13.9%
  59,900      Allied Irish Banks Plc                                $    885,231
  27,380      Australia & New Zealand Banking Group, Ltd.                333,494
 119,000      Banco Bilbao Vizcaya Argentaria SA                       1,427,466
 153,000      Barclays Plc                                             1,349,025
  47,030      BNP Paribas SA                                           2,657,142
  24,436      Credit Agricole SA*                                        532,017
  29,947      CS Group                                                   995,140
  17,500      Hana Bank*                                                 323,198
  20,600      Hang Seng Bank                                             264,672
 273,600      HSBC Holding Plc                                         4,150,980
      98      Mitsubishi Tokyo Financial Group, Inc.                     732,125
  92,030      Royal Bank of Scotland Group Plc                         2,570,626
  13,300      State Bank of India (G.D.R.)                               385,700
  47,000      United Overseas Bank                                       351,754
  40,960      Westpac Banking Corp.                                      453,816
                                                                    ------------
                                                                    $ 17,412,386
                                                                    ------------
              Total Banks                                           $ 17,412,386
                                                                    ------------
              Diversified Financials - 7.3%
              Diversified Financials - 0.6%
     152      Sumitomo Mitsui Financial Group, Inc.                 $    742,682
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                                   Value
              Diversified Financial Services - 6.7%
  44,795      Collins Stewart Tullett Plc                           $    333,251
  17,850      Deutsche Bank AG                                         1,245,321
  23,000      Deutsche Boerse AG                                       1,159,043
  51,870      ING Groep N.V.                                           1,111,884
  50,000      Nomura Securities Co., Ltd.*                               794,557
  18,381      Societe Generale                                         1,479,485
  36,706      UBS AG                                                   2,366,983
                                                                    ------------
                                                                    $  8,490,524
                                                                    ------------
              Total Diversified Financials                          $  9,233,206
                                                                    ------------
              Insurance - 3.9%
              Life & Health Insurance - 0.9%
  45,600      Assicurazioni Generali*                               $  1,143,220
                                                                    ------------
              Multi-Line Insurance - 2.3%
  85,800      AXA                                                   $  1,667,328
   9,200      Zurich Financial Services*                               1,186,522
                                                                    ------------
                                                                    $  2,853,850
                                                                    ------------
              Property & Casualty Insurance - 0.7%
      80      Millea Holdings, Inc.*                                $    862,140
                                                                    ------------
              Total Insurance                                       $  4,859,210
                                                                    ------------
              Real Estate - 0.5%
              Real Estate Management & Development - 0.5%
  30,000      Mitsui Fudosan Co.                                    $    261,656
  52,000      Sun Hungkai Property                                       418,612
                                                                    ------------
                                                                    $    680,268
                                                                    ------------
              Total Real Estate                                     $    680,268
                                                                    ------------
              Software & Services - 0.6%
              Home Entertainment Software - 0.2%
   8,500      Konami Corp.                                          $    218,526
                                                                    ------------
              Software & Services - 0.4%
  38,700      T-Online International AG*                            $    488,366
                                                                    ------------
              Total Software & Services                             $    706,892
                                                                    ------------
              Technology Hardware & Equipment - 5.9%
              Semiconductors - 1.1%
  70,800      Hon Hai Precision Industry                            $    273,663
  24,900      Philips Electronics N.V.                                   707,891
 200,802      Taiwan Semiconductor Manufacturing Co.*                    373,380
                                                                    ------------
                                                                    $  1,354,934
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.
16

Pioneer International Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                   Value
              Communications Equipment - 1.6%
 113,090      Nokia Oyj                                               $2,038,929
                                                                      ----------
              Electronic Equipment & Instruments - 2.9%
  78,190      Electrocomponents Plc                                   $  463,200
   7,600      Hoya Corp.                                                 666,332
   5,800      Kyocera Corp.                                              353,313
   6,400      LG Electronics, Inc.*                                      316,792
  21,250      Siemens                                                  1,551,350
  59,000      Toshiba Corp.                                              217,690
                                                                      ----------
                                                                      $3,568,677
                                                                      ----------
              Technology Hardware & Equipment - 0.3%
   1,800      Keyence Corp.*                                          $  404,566
                                                                      ----------
              Total Technology Hardware & Equipment                   $7,367,106
                                                                      ----------
              Semiconductors - 1.4%
              Semiconductor Equipment - 0.2%
   2,800      Tokyo Electron, Ltd.                                    $  198,183
                                                                      ----------
              Semiconductors - 1.2%
   3,300      Rohm Co., Ltd.                                          $  386,072
   1,450      Samsung Electronics                                        560,917
  72,200      Siliconware Precision Industries Co. (A.D.R.)*             371,108
  50,000      United Microelectronice (A.D.R.)*                          262,000
                                                                      ----------
                                                                      $1,580,097
                                                                      ----------
              Total Semiconductors                                    $1,778,280
                                                                      ----------
              Telecommunication Services - 9.1%
              Alternate Carriers - 0.4%
  20,300      France Telecommunications*                              $  519,648
                                                                      ----------
              Integrated Telecommunication Services - 4.4%
  75,620      British Sky Broadcasting Plc*                           $  879,672
  13,300      KT Corp.*                                                  256,025
     180      Nippon Telegraph & Telephone Corp.                         863,053
  87,100      Portugal Telecom, SGPS, SA                                 820,175
 455,000      PT Telekomunikasi Indonesia                                329,012
 126,170      Telecom Italia Mobile S.p.A.                               650,794
 160,290      Telecom Italia S.p.A.*                                     462,424
  92,980      Telefonica SA                                            1,204,570
                                                                      ----------
                                                                      $5,465,725
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03                                     (continued)
--------------------------------------------------------------------------------

  Shares                                                                   Value
               Wireless Telecommunication Services - 4.3%
   56,300      Hutchinson Whampoa, Ltd.                             $    411,531
   16,300      SK Telecom Co., Ltd.*                                     290,955
2,067,707      Vodafone Group Plc                                      4,762,571
                                                                    ------------
                                                                    $  5,465,057
                                                                    ------------
               Total Telecommunication Services                     $ 11,450,430
                                                                    ------------
               Utilities - 2.5%
               Electric Utilities - 2.5%
   26,000      Chubu Electric Power Co., Inc.                       $    521,211
   71,000      CLP Holdings, Ltd.                                        344,769
   25,160      E.On AG                                                 1,427,548
  131,500      National Grid Transco Plc                                 887,715
                                                                    ------------
                                                                    $  3,181,243
                                                                    ------------
               Total Utilities                                      $  3,181,243
                                                                    ------------
               TOTAL COMMON STOCKS
               (Cost $105,629,584)                                  $124,679,796
                                                                    ------------
               RIGHTS/WARRANTS - 0.0%
               Food & Drug Retailing - 0.0%
   62,200      Koninklijke Ahold N.V. Rights, 12/10/03 *            $     58,197
                                                                    ------------
               TOTAL RIGHTS/WARRANTS
               (Cost $69,406)                                       $     58,197
                                                                    ------------

   Principal
    Amount
                 TEMPORARY CASH INVESTMENT - 1.0%
                 Time Deposit - 1.0%
 $1,227,225      Bank of Montreal, 1.03%, 12/1/03                  $  1,227,225
                                                                   ------------
                 TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $1,227,225)                                 $  1,227,225
                                                                   ------------
                 TOTAL INVESTMENT IN SECURITIES - 100.5%
                 (Cost $107,530,023)(a)(b)(c)                      $126,588,836
                                                                   ------------
                 OTHER ASSETS AND LIABILITIES - (0.5)%             $   (670,914)
                                                                   ------------
                 TOTAL NET ASSETS - 100.0%                         $125,917,922
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.
18

Pioneer International Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(A.D.R.)  American Depositary Receipt

*         Non-Income producing security

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2003, the value of these securities amounted to $489,850 or 0.4% of net assets.

(a) Distributions of investments by country of issue, as percentage of total equity holdings (excluding temporary cash investments) is as follows:

       United Kingdom                                                      27.4%
       Japan                                                               17.6
       France                                                              12.9
       Switzerland                                                          9.5
       Germany                                                              8.5
       Netherlands                                                          4.6
       Italy                                                                2.9
       Spain                                                                2.7
       Australia                                                            2.4
       South Korea                                                          2.3
       Finland                                                              1.6
       Ireland                                                              1.5
       Sweden                                                               1.3
       Hong Kong                                                            1.1
       Taiwan                                                               1.0
       Other (individually less than 1%)                                    2.7
                                                                          -----
                                                                          100.0%
                                                                          =====

(b) At November 30, 2003, the net unrealized gain on investments based on cost for federal income tax purposes of $107,640,833 was as follows:

       Aggregate gross unrealized gain for all investments in which
       there is an excess of value over tax cost                    $20,459,957
       Aggregate gross unrealized loss for all investments in which
       there is an excess of tax cost over value                     (1,511,954)
                                                                    -----------
       Net unrealized gain                                          $18,948,003
                                                                    -----------

(c) At November 30, 2003, the fund had a capital loss carryforward of $110,834,569 of which the following amounts will expire between 2007 and 2011 if not utilized:

          $36,126,364 in 2007
          $39,961,422 in 2009
          $21,765,862 in 2010
          $12,980,921 in 2011

          Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2003 aggregated $115,487,543 and $127,361,537, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 11/30/03
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities loaned of
     $1,123,544) (cost $107,530,023)                                  $126,588,836
  Cash                                                                     546,370
  Foreign currencies, at value (cost $325,773)                             341,771
  Receivables -
     Fund shares sold                                                       11,462
     Dividends, interest and foreign taxes withheld                        367,338
  Other                                                                      3,936
                                                                      ------------
       Total assets                                                   $127,859,713
                                                                      ------------
LIABILITIES:
  Payables -
     Fund shares repurchased                                          $    329,365
     Upon return of securities loaned                                    1,227,225
  Due to affiliates                                                        246,119
  Accrued expenses                                                         139,082
                                                                      ------------
       Total liabilities                                              $  1,941,791
                                                                      ------------
NET ASSETS:
  Paid-in capital                                                     $217,774,355
  Accumulated net realized loss on investments and foreign
     currency transactions                                            (110,945,379)
  Net unrealized gain on investments                                    19,058,813
  Net unrealized gain on forward foreign currency contracts and other assets and liabilities denominated in foreign
     currencies                                                             30,133
                                                                      ------------
       Total net assets                                               $125,917,922
                                                                      ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $107,260,058/7,818,423 shares)                    $      13.72
                                                                      ============
  Class B (based on $14,138,333/1,099,513 shares)                     $      12.86
                                                                      ============
  Class C (based on $4,403,127/346,457 shares)                        $      12.71
                                                                      ============
  Class R (based on $116,404/8,459 shares)                            $      13.76
                                                                      ============
MAXIMUM OFFERING PRICE:
  Class A ($13.72/94.25%)                                             $      14.56
                                                                      ============
  Class C ($12.71/99.00%)                                             $      12.84
                                                                      ============

   The accompanying notes are an integral part of these financial statements.
20

Pioneer International Value Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 11/30/03

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $339,902)      $ 2,725,964
  Interest (net of foreign taxes withheld of $2,429)              30,425
  Income from securities loaned, net                              75,146
                                                             -----------
       Total investment income                                                  $ 2,831,535
                                                                                -----------
EXPENSES:
  Management fees                                            $ 1,162,008
  Transfer agent fees
     Class A                                                     808,580
     Class B                                                     178,478
     Class C                                                      43,832
  Distribution fees
     Class A                                                     245,499
     Class B                                                     141,004
     Class C                                                      38,969
     Class R                                                          20
  Administrative fees                                             21,822
  Custodian fees                                                  82,044
  Registration fees                                               66,126
  Professional fees                                               74,797
  Printing                                                        55,152
  Fees & expenses of nonaffiliated trustees                        9,250
  Miscellaneous                                                   20,506
                                                             -----------
     Total expenses                                                             $ 2,948,087
     Less fees paid indirectly                                                       (6,448)
                                                                                -----------
     Net expenses                                                               $ 2,941,639
                                                                                -----------
       Net investment loss                                                      $  (110,104)
                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
     Investments                                             $(5,494,758)
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies        (252,295)       $(5,747,053)
                                                             -----------        -----------
  Change in net unrealized gain (loss) from:
     Investments                                             $23,705,343
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies          12,790        $23,718,133
                                                             -----------        -----------
     Net gain on investments and foreign currency
       transactions                                                             $17,971,080
                                                                                -----------
     Net increase in net assets resulting from operations                       $17,860,976
                                                                                ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 11/30/03 and 11/30/02, respectively

                                                          Year Ended         Year Ended
                                                           11/30/03           11/30/02
FROM OPERATIONS:
Net investment loss                                      $   (110,104)      $   (441,525)
Net realized loss on investments and foreign currency
  transactions                                             (5,747,053)       (28,417,155)
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                        23,718,133         14,451,275
                                                         ------------       ------------
  Net increase (decrease) in net assets resulting
     from operations                                     $ 17,860,976       $(14,407,405)
                                                         ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $128,880,199       $126,520,328
Cost of shares repurchased                               (141,830,252)      (143,863,419)
                                                         ------------       ------------
  Net decrease in net assets resulting from Fund
     share transactions                                  $(12,950,053)      $(17,343,091)
                                                         ------------       ------------
  Net increase (decrease) in net assets                  $  4,910,923       $(31,750,496)
NET ASSETS:
Beginning of year                                         121,006,999        152,757,495
                                                         ------------       ------------
End of year (including undistributed net investment
  loss of $0 and $11,241, respectively)                  $125,917,922       $121,006,999
                                                         ============       ============

   The accompanying notes are an integral part of these financial statements.
22

Pioneer International Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For the Years Ended 11/30/03 and 11/30/02

                                  '03 Shares          '03 Amount        '02 Shares        '02 Amount
CLASS A
Shares sold                       10,552,727       $ 119,785,188         9,339,024      $114,877,321
Less shares repurchased          (11,190,697)       (128,388,401)      (10,194,589)     (127,121,879)
                                 -----------       -------------       -----------      ------------
     Net decrease                   (637,970)      $  (8,603,213)         (855,565)     $(12,244,558)
                                 ===========       =============       ===========      ============
CLASS B
Shares sold                          147,027       $   1,642,779           500,185      $  6,438,301
Less shares repurchased             (545,895)         (6,067,930)         (948,961)      (11,848,351)
                                 -----------       -------------       -----------      ------------
     Net decrease                   (398,868)      $  (4,425,151)         (448,776)     $ (5,410,050)
                                 ===========       =============       ===========      ============
CLASS C
Shares sold                          662,421       $   7,338,837           419,303      $  5,204,706
Less shares repurchased             (663,260)         (7,373,577)         (394,093)       (4,893,189)
                                 -----------       -------------       -----------      ------------
     Net increase (decrease)            (839)      $     (34,740)           25,210      $    311,517
                                 ===========       =============       ===========      ============
CLASS R*
Shares sold                            8,486       $     113,395
Less shares repurchased                  (27)               (344)
                                 -----------       -------------
     Net increase                      8,459       $     113,051
                                 ===========       =============

* Class R shares were first publicly offered on April 1, 2003.

   The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended   Year Ended     Year Ended    Year Ended    Year Ended
CLASS A                                                          11/30/03     11/30/02       11/30/01      11/30/00      11/30/99
Net asset value, beginning of period                             $  11.86     $  13.30       $  17.87      $  21.14       $ 17.14
                                                                 --------     --------       --------      --------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $   0.01     $  (0.01)      $  (0.06)     $   0.00(a)    $ (0.09)
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                     1.85        (1.43)         (4.40)        (3.27)         4.29
                                                                 --------     --------       --------      --------       -------
    Net increase (decrease) from investment operations           $   1.86     $  (1.44)      $  (4.46)     $  (3.27)      $  4.20
Distributions to shareowners:
 Net investment income                                                  -            -          (0.11)            -         (0.13)
 Tax return of capital                                                  -            -              -             -         (0.07)
                                                                 --------     --------       --------      --------       -------
Net increase (decrease) in net asset value                       $   1.86     $  (1.44)      $  (4.57)     $  (3.27)      $  4.00
                                                                 --------     --------       --------      --------       -------
Net asset value, end of period                                   $  13.72     $  11.86       $  13.30      $  17.87       $ 21.14
                                                                 ========     ========       ========      ========       =======
Total return*                                                       15.68%      (10.83)%       (25.12)%      (15.47)%       24.77%
Ratio of net expenses to average net assets+                         2.36%        2.18%          2.00%         1.71%         1.89%
Ratio of net investment income (loss) to average net assets+         0.08%       (0.15)%        (0.42)%       (0.45)%       (0.27)%
Portfolio turnover rate                                               101%          34%            31%           46%           90%
Net assets, end of period (in thousands)                         $107,260     $100,287       $123,854      $194,304       $289,291
Ratios with reduction for fees paid indirectly:
 Net expenses                                                        2.35%        2.17%          1.99%         1.69%         1.88%
 Net investment income (loss)                                        0.09%       (0.14)%        (0.41)%       (0.43)%       (0.26)%



(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
24

Pioneer International Value Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                                       11/30/03      11/30/02     11/30/01     11/30/00     11/30/99
Net asset value, beginning of period                           $ 11.25       $ 12.76      $ 17.22      $ 20.56      $ 16.63
                                                               -------       -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                           $ (0.15)      $ (0.62)     $ (0.28)     $ (0.28)     $ (0.19)
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                  1.76         (0.89)       (4.18)       (3.06)        4.13
                                                               -------       -------      -------      -------      -------
    Net increase (decrease) from investment operations         $  1.61       $ (1.51)     $ (4.46)     $ (3.34)     $  3.94
Distributions to shareowners:
 Net investment income                                               -             -            -            -        (0.01)
 Tax return of capital                                               -             -            -            -         0.00(b)
                                                               -------       -------      -------      -------      -------
Net increase (decrease) in net asset value                     $  1.61       $ (1.51)     $ (4.46)     $ (3.34)     $  3.93
                                                               -------       -------      -------      -------      -------
Net asset value, end of period                                 $ 12.86       $ 11.25      $ 12.76      $ 17.22      $ 20.56
                                                               =======       =======      =======      =======      =======
Total return*                                                    14.31%       (11.83) %    (25.90)%     (16.24)%      23.71%
Ratio of net expenses to average net assets+                      3.55%         3.13%        2.98%        2.61%        2.72%
Ratio of net investment loss to average net assets+              (1.12)%       (1.08) %     (1.41)%      (1.33)%      (1.14)%
Portfolio turnover rate                                            101%           34%          31%          46%          90%
Net assets, end of period (in thousands)                       $14,138       $16,861      $24,841      $42,380      $69,001
Ratios with reduction for fees paid indirectly:
 Net expenses                                                     3.54%         3.12%        2.97%        2.59%        2.71%
 Net investment loss                                             (1.11)%       (1.07) %     (1.40)%      (1.31)%      (1.13)%

(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended   Year Ended    Year Ended    Year Ended     Year Ended
CLASS C                                                       11/30/03     11/30/02      11/30/01      11/30/00      11/30/99(a)
Net asset value, beginning of period                           $11.11       $ 12.61       $ 17.08       $ 20.43        $16.53
                                                               ------       -------       -------       -------        ------
Increase (decrease) from investment operations:
 Net investment loss                                           $(0.11)      $ (0.53)      $ (0.22)      $ (0.37)       $(0.17)
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                 1.71         (0.97)        (4.25)        (2.98)         4.08
                                                               ------       -------       -------       -------        ------
    Net increase (decrease) from investment operations         $ 1.60       $ (1.50)      $ (4.47)      $ (3.35)       $ 3.91
Distributions to shareowners:
 Net investment income                                              -             -             -             -         (0.01)
 Tax return of capital                                              -             -             -             -         (0.00)(b)
                                                               ------       -------       -------       -------        ------
Net increase (decrease) in net asset value                     $ 1.60       $ (1.50)      $ (4.47)      $ (3.35)       $ 3.90
                                                               ------       -------       -------       -------        ------
Net asset value, end of period                                 $12.71       $ 11.11       $ 12.61       $ 17.08        $20.43
                                                               ======       =======       =======       =======        ======
Total return*                                                   14.40%       (11.90)%      (26.17)%      (16.40)%       23.69%
Ratio of net expenses to average net assets+                     3.41%         3.32%         3.33%         2.87%         2.67%
Ratio of net investment loss to average net assets+             (0.96)%       (1.21)%       (1.78)%       (1.61)%       (1.00)%
Portfolio turnover rate                                           101%           34%           31%           46%           90%
Net assets, end of period (in thousands)                       $4,403       $ 3,859       $ 4,062       $ 5,085        $5,976
Ratios with reduction for fees paid indirectly:
 Net expenses                                                    3.40%         3.31%         3.25%         2.82%         2.64%
 Net investment loss                                            (0.96)%       (1.20)%       (1.70)%       (1.56)%       (0.97)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.
26

Pioneer International Value Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       4/1/03
                                                                         to
                                                                      11/30/03
CLASS R (a)
Net asset value, beginning of period                                   $10.54
                                                                       ------
Increase from investment operations:
  Net investment income                                                $ 0.02
  Net realized and unrealized gain on investments and foreign
     currency transactions                                               3.20
                                                                       ------
       Net increase from investment operations                         $ 3.22
                                                                       ------
Net increase in net asset value                                        $ 3.22
                                                                       ------
Net asset value, end of period                                         $13.76
                                                                       ======
Total return*                                                           30.55%
Ratio of net expenses to average net assets+                             2.23%**
Ratio of net investment income to average net assets+                    3.87%**
Portfolio turnover rate                                                   101%
Net assets, end of period (in thousands)                               $  116
Ratios with reduction for fees paid indirectly:
  Net expenses                                                           2.23%**
  Net investment income                                                  3.87%**

(a)  Class R shares were first publically offered on April 1, 2003.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
**   Annualized.

   The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/03
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer International Value Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class R shares. Class R shares were first publicly offered on April 1, 2003. Shares of Class A, Class B, Class C and Class R each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C and Class R shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities

Pioneer International Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may estimate the fair value, as determined by, or under the direction of the Board of Trustees, of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the close of the New York Stock Exchange. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Dividend and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes and are reported net of foreign taxes on capital gains at the applicable country rates.

   The Fund's investments in emerging markets or countries with limited or developing markets, may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer International Value Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/03                               (continued)
--------------------------------------------------------------------------------

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 2003, the Fund had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of November 30, 2003, the Fund had no reserve related to taxes on the repatriation of foreign currencies.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on

Pioneer International Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   No distributions were paid by the Fund for fiscal years ended November 30, 2003 or 2002.

   The following shows components of distributable earnings on a federal income tax basis at November 30, 2003.

--------------------------------------------------------------------------------

                                                                       2003
                                                                  -------------
  Undistributed ordinary income                                               -
  Capital loss carryforward                                       $(110,834,569)
  Unrealized appreciation                                            18,978,136
                                                                  -------------
    Total                                                         $ (91,856,433)
                                                                  =============

   The difference between book basis and tax-basis unrealized appre ciation is attributable to the tax deferral of losses on wash sales.

   At November 30, 2003, the Fund has reclassified $121,345 to decrease undistributed net investment loss, $361,160 to decrease accumulated net realized loss on investments and foreign currency transactions, and $482,505 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $15,501 in underwriting commissions on the sale of Fund shares during the year ended November 30, 2003.

Pioneer International Value Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/03                               (continued)
--------------------------------------------------------------------------------

F. Class Allocations

   Distribution fees are calculated based on the average daily net assets attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class R shares can bear different transfer agent and distribution fees.

G. Security Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Time Deposits, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

Pioneer International Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

H. Repurchase Agreement

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, the Fund's investment advisor, manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2003, $108,731 was payable to PIM related to management fees, administrative fees and certain other expenses, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $99,460 in transfer agent fees payable to PIMSS at November 30, 2003.

4. Distribution and Service Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD

Pioneer International Value Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/03                               (continued)
--------------------------------------------------------------------------------

1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $37,928 in distribution fees payable to PFD at November 30, 2003. The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase may be subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2003, CDSCs in the amount of $28,874 were paid to PFD.

Effective November 1, 2003, the Fund charges a 2.0% redemption fee on shares (except Class B and Class C shares) sold within 30 days of purchase. The Fund plans to implement this fee for Class B and Class C shares as soon as the Fund can implement certain operational changes. The fee does not apply to certain types of transactions as described in the Fund's prospectus. For the year ended November 30, 2003, the Fund collected $70 in redemption fees, which are included in the Fund's capital account.

Pioneer International Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Expense Offsets
The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended November 30, 2003, the Fund's expenses were reduced by $6,448 under such arrangements.

6. Forward Foreign Currency Contracts
During the year ended November 30, 2003, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. As of November 30, 2003, the Fund had no outstanding portfolio hedges or foreign currency contracts.

7. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participates in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2003, the Fund had no borrowings under this agreement.

Pioneer International Value Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer International Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer International Value Fund (the "Fund") as of November 30, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended November 30, 2001 were audited by other auditors who have ceased operations and whose report, dated January 10, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Value Fund at November 30, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
December 31, 2003

Pioneer International Value Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available at pioneerfunds.com.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Name and Age                          Positions Held With the Fund              Term of Office and Length of Service
John F. Cogan, Jr. (77)*              Chairman of the Board,                    Since 1990.
                                      Trustee and President                     Serves until a successor trustee is
                                                                                elected or earlier retirement or removal.



*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (51)**                 Trustee and                               Since June, 2003.
                                      Executive Vice President                  Serves until a successor trustee is
                                                                                elected or earlier retirement or removal.






**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.


------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Name, Age and Address                 Positions Held With the Fund              Term of Office and Length of Service
Mary K. Bush (55)                     Trustee                                   Since 1997.
3509 Woodbine Street,                                                           Serves until a successor trustee is
Chevy Chase, MD 20815                                                           elected or earlier retirement or removal.

------------------------------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (77)          Trustee                                   Since 1992.
Boston University Healthcare                                                    Serves until a successor trustee is
Entrepreneurship Program,                                                       elected or earlier retirement or removal.
53 Bay State Road,
Boston, MA 02215

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years                              Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global Asset                   Director of Harbor Global Company,
Management S.p.A. ("PGAM"); Non-Executive Chairman                       Ltd.
and a Director of Pioneer Investment Management USA
Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
Director of Pioneer Alternative Investment Management
Limited (Dublin); President and a Director of Pioneer
Alternative Investment Management (Bermuda) Limited
and affiliated funds; President and Director of Pioneer
Funds Distributor, Inc. ("PFD"); President of all of the
Pioneer Funds; and Of Counsel (since 2000, partner
prior to 2000), Hale and Dorr LLP (counsel to PIM-USA
and the Pioneer Funds)

------------------------------------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, PIM-USA since                     None
May, 2003 (Director since January, 2001); President
and Director of Pioneer since May, 2003; Chairman
and Director of Pioneer Investment Management
Shareholder Services, Inc. ("PIMSS") since May, 2003;
Executive Vice President of all of the Pioneer Funds
since June, 2003; Executive Vice President and Chief
Operating Officer of PIM-USA, November 2000 to May
2003; Executive Vice President, Chief Financial Officer
and Treasurer, John Hancock Advisers, L.L.C., Boston,
MA, November 1999 to November 2000; Senior Vice
President and Chief Financial Officer, John Hancock
Advisers, L.L.C., April 1997 to November 1999


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years                              Other Directorships Held by this Trustee
President, Bush International (international financial                   Director of Brady Corporation
advisory firm)                                                           (industrial identification and
                                                                         specialty coated material products
                                                                         manufacturer), Millennium Chemicals,
                                                                         Inc. (commodity chemicals), Mortgage
                                                                         Guaranty Insurance Corporation, and
                                                                         R.J. Reynolds Tobacco Holdings, Inc.
                                                                        (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care                           None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of Surgery,
Boston University School of Medicine; and University
Professor, Boston University
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Name, Age and Address                 Positions Held With the Fund              Term of Office and Length of Service
Margaret B.W. Graham (56)             Trustee                                   Since 1990.
1001 Sherbrooke Street West,                                                    Serves until a successor trustee is
Montreal, Quebec, Canada                                                        elected or earlier retirement or removal.
H3A 1G5
------------------------------------------------------------------------------------------------------------------------------------

Marguerite A. Piret (55)              Trustee                                   Since 1990.
One Boston Place, 28th Floor,                                                   Serves until a successor trustee is
Boston, MA 02108                                                                elected or earlier retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Stephen K. West (75)                  Trustee                                   Since 1993.
125 Broad Street,                                                               Serves until a successor trustee is
New York, NY 10004                                                              elected or earlier retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

John Winthrop (67)                    Trustee                                   Since 1990.
One North Adgers Wharf,                                                         Serves until a successor trustee is
Charleston, SC 29401                                                            elected or earlier retirement or removal.


------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

Name and Age                          Positions Held With the Fund              Term of Office and Length of Service
Dorothy E. Bourassa (56)              Secretary                                 Serves at the discretion of board.





------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (39)            Assistant Secretary                       Serves at the discretion of board.






------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (46)                  Assistant Secretary                       Serves at the discretion of board.

------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (58)                     Treasurer                                 Serves at the discretion of board.





------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (38)                 Assistant Treasurer                       Serves at the discretion of board.



------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years                        Other Directorships Held by this
                                                                   Trustee
Founding Director, The Winthrop Group, Inc. (consulting firm);     None
Professor of Management, Faculty of Management, McGill
University

------------------------------------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, Newbury, Piret &            None
Company, Inc. (investment banking firm)

------------------------------------------------------------------------------------------------------------------------------------
Senior Counsel, Sullivan & Cromwell (law firm)                     Director, The Swiss Helvetia Fund,
                                                                   Inc. (closed-end investment
                                                                   company) and AMVESCAP PLC
                                                                   (investment managers)

------------------------------------------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.                               None
(private investment firm)


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years                        Other Directorships Held by this
                                                                   Officer
Secretary of PIM-USA: Senior Vice President-Legal of               None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Secretary of all of the
Pioneer Funds since September 2003 (Assistant
Secretary from November 2000 to September 2003);
and Senior Counsel, Assistant Vice President and Director of
Compliance of PIM-USA from April 1998 through
October 2000
------------------------------------------------------------------------------------------------------------------------------------

Assistant Vice President and Senior Counsel of Pioneer since       None
July 2002; Vice President and Senior Counsel of BISYS Fund
Services, Inc. (April 2001 to June 2002); Senior Vice
President and Deputy General Counsel of Funds Distributor,
Inc. (July 2000 to April 2001; Vice President and Associate
General Counsel from July 1996 to July 2000); Assistant
Secretary of all of the Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------

Partner, Hale and Dorr LLP; Assistant Secretary of all of          None
Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------

Vice President-Fund Accounting, Administration and Custody         None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------

Assistant Vice President-Fund Accounting, Administration           None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

Name and Age                          Positions Held With the Fund       Term of Office and Length of Service
Gary Sullivan (45)                    Assistant Treasurer                Serves at the discretion of board.


------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (30)           Assistant Treasurer                Serves at the discretion of board.




----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years                        Other Directorships Held by this
                                                                   Officer
Fund Accounting Manager-Fund Accounting, Administration            None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Fund Administration Manager-Fund Accounting,                       None
Administration and Custody Services since June 2003;
Assistant Vice President-Mutual Fund Operations of
State Street Corporation from June 2002 to June 2003
(formerly Deutsche Bank Asset Management); Pioneer
Fund Accounting, Administration and Custody Services
(Fund Accounting Manager from August 1999 to May 2002,
Fund Accounting Supervisor from 1997 to July 1999);
Assistant Treasurer of all of the Pioneer Funds since
September 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer International Value Fund

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and your four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares) Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Pioneer International Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                                ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                        www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.


[LOGO] Pioneer
       Investment(R)

Pioneer Investment Management, Inc.                                14719-00-0104
60 State Street                         (C) 2003 Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109 Underwriter of Pioneer mutual funds, Member SIPC www.pioneerfunds.com

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable; to be answered on annual submissions after December 15, 2003.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer International Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 16, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 16, 2004


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date January 16, 2004

* Print the name and title of each signing officer under his or her signature.